EXHIBIT 99.1

All information in the following tables is presented on a basis prepared in accordance with U.S. generally accepted accounting principles (GAAP), unless otherwise indictated.

American Express Company

Consolidated Statements of Income

(unaudited)

(Millions)

	Year Ended December 31, 2005			Year Ended December 31, 2004
	Historical,			Historical,
	as reported	Reclassifications	Revised	as reported		Reclassifications	Revised

Revenues
Discount revenue	$11,730	$(241)	$11,489	$10,249		$(123)	$10,126
Cardmember lending net finance charge revenue	2,580		2,580	2,224			2,224
Net card fees	2,033		2,033	1,909			1,909
Travel commissions and fees	1,780		1,780	1,795			1,795
Other commissions and fees	2,456	(81)	2,375	2,284		(84)	2,200
Securitization income, net	1,260		1,260	1,132			1,132
Other investment and interest income, net	1,055		1,055	997			997
Other	1,373	123	1,496	1,374		140	1,514
Total	24,267	(199)	24,068	21,964		(67)	21,897
Expenses
Marketing, promotion, rewards and cardmember services	5,841		5,841	4,965			4,965
Human resources	4,829		4,829	4,538			4,538
Provision for losses and benefits:
Charge card	1,038		1,038	833			833
Cardmember lending	1,349		1,349	1,130			1,130
Investment certificates and other	386		386	301			301
Total	2,773		2,773	2,264			2,264
Professional services	2,308		2,308	2,141			2,141
Occupancy and equipment	1,428		1,428	1,353			1,353
Interest	920		920	814			814
Communications	457		457	474			474
Other	1,463	(199)	1,264	1,584		(67)	1,517
Total	20,019	$(199)	19,820	18,133		$(67)	18,066
Pretax income from continuing operations	4,248		4,248	3,831			3,831
Income tax provision	1,027		1,027	1,145			1,145
Income from continuing operations	3,221		3,221	2,686			2,686
Income from discontinued operations, net of tax	513		513	830			830
Cumulative effect of accounting change				(71	)(A)		(71)
Net income	$3,734		$3,734	$3,445			$3,445

(A) Reflects a $109 million non-cash pretax charge ($71 million after-tax) associated with discontinued operations related to the January 1, 2004 adoption of SOP 03-1.

American Express Company

Consolidated Statements of Income

(unaudited)

(Millions)

	Quarter Ended March 31, 2005			Quarter Ended March 31, 2004
	Historical,			Historical,
	as reported	Reclassifications	Revised	as reported		Reclassifications	Revised

Revenues
Discount revenue	$2,672	$(33)	$2,639	$2,368		$(54)	$2,314
Cardmember lending net finance charge revenue	592		592	541			541
Net card fees	498		498	472			472
Travel commissions and fees	422		422	417			417
Other commissions and fees	577	(19)	558	529		(12)	517
Securitization income, net	316		316	230			230
Other investment and interest income, net	261		261	246			246
Other	334	20	354	315		30	345
Total	5,672	(32)	5,640	5,118		(36)	5,082
Expenses
Marketing, promotion, rewards and cardmember services	1,323		1,323	1,029			1,029
Human resources	1,187		1,187	1,102			1,102
Provision for losses and benefits:
Charge card	215		215	198			198
Cardmember lending	295		295	287			287
Investment certificates and other	79		79	51			51
Total	589		589	536			536
Professional services	487		487	466			466
Occupancy and equipment	336		336	319			319
Interest	201		201	191			191
Communications	117		117	124			124
Other	344	(32)	312	462		(36)	426
Total	4,584	$(32)	4,552	4,229		$(36)	4,193
Pretax income from continuing operations	1,088		1,088	889			889
Income tax provision	343		343	280			280
Income from continuing operations	745		745	609			609
Income from discontinued operations, net of tax	201		201	256			256
Cumulative effect of accounting change				(71	)(A)		(71)
Net income	$946		$946	$794			$794

(A) Reflects a $109 million non-cash pretax charge ($71 million after-tax) associated with discontinued operations related to the January 1, 2004 adoption of SOP 03-1.

American Express Company

Consolidated Statements of Income

(unaudited)

(Millions)

	Quarter Ended June 30, 2005			Quarter Ended June 30, 2004
	Historical,			Historical,
	as reported	Reclassifications	Revised	as reported	Reclassifications	Revised

Revenues
Discount revenue	$2,941	$(81)	$2,860	$2,529	$(22)	$2,507
Cardmember lending net finance charge revenue	637		637	561		561
Net card fees	506		506	472		472
Travel commissions and fees	502		502	468		468
Other commissions and fees	611	(22)	589	565	(22)	543
Securitization income, net	296		296	282		282
Other investment and interest income, net	269		269	242		242
Other	328	33	361	348	37	385
Total	6,090	(70)	6,020	5,467	(7)	5,460
Expenses
Marketing, promotion, rewards and cardmember services	1,445		1,445	1,230		1,230
Human resources	1,268		1,268	1,106		1,106
Provision for losses and benefits:
Charge card	234		234	189		189
Cardmember lending	275		275	314		314
Investment certificates and other	123		123	62		62
Total	632		632	565		565
Professional services	544		544	494		494
Occupancy and equipment	356		356	327		327
Interest	232		232	200		200
Communications	113		113	116		116
Other	379	(70)	309	421	(7)	414
Total	4,969	$(70)	4,899	4,459	$(7)	4,452
Pretax income from continuing operations	1,121		1,121	1,008		1,008
Income tax provision	261		261	302		302
Income from continuing operations	860		860	706		706
Income from discontinued operations, net of tax	153		153	170		170
Net income	$1,013		$1,013	$876		$876

American Express Company

Consolidated Statements of Income

(unaudited)

(Millions)

	Quarter Ended September 30, 2005			Quarter Ended September 30, 2004
	Historical, as reported	Reclassifications	Revised	Historical, as reported	Reclassifications	Revised

Revenues
Discount revenue	$2,945	$(51)	$2,894	$2,535	$(27)	$2,508
Cardmember lending net finance charge revenue	648		648	562		562
Net card fees	511		511	474		474
Travel commissions and fees	421		421	426		426
Other commissions and fees	628	(30)	598	574	(20)	554
Securitization income, net	353		353	295		295
Other investment and interest income, net	246		246	248		248
Other	316	41	357	362	39	401
Total	6,068	(40)	6,028	5,476	(8)	5,468
Expenses
Marketing, promotion, rewards and cardmember services	1,492		1,492	1,286		1,286
Human resources	1,197		1,197	1,098		1,098
Provision for losses and benefits:
Charge card	299		299	206		206
Cardmember lending	364		364	233		233
Investment certificates and other	76		76	117		117
Total	739		739	556		556
Professional services	563		563	534		534
Occupancy and equipment	346		346	328		328
Interest	238		238	201		201
Communications	112		112	114		114
Other	301	(40)	261	345	(8)	337
Total	4,988	$(40)	4,948	4,462	$(8)	4,454
Pretax income from continuing operations	1,080		1,080	1,014		1,014
Income tax provision	215		215	312		312
Income from continuing operations	865		865	702		702
Income from discontinued operations, net of tax	165		165	177		177
Net income	$1,030		$1,030	$879		$879

American Express Company

Consolidated Statements of Income

(unaudited)

(Millions)

	Quarter Ended December 31, 2005			Quarter Ended December 31, 2004
	Historical, as reported	Reclassifications	Revised	Historical, as reported	Reclassifications	Revised

Revenues
Discount revenue	$3,172	$(76)	$3,096	$2,817	$(20)	$2,797
Cardmember lending net finance charge revenue	703		703	560		560
Net card fees	518		518	491		491
Travel commissions and fees	435		435	484		484
Other commissions and fees	640	(10)	630	616	(30)	586
Securitization income, net	295		295	325		325
Other investment and interest income, net	279		279	261		261
Other	395	29	424	349	34	383
Total	6,437	(57)	6,380	5,903	(16)	5,887
Expenses
Marketing, promotion, rewards and cardmember services	1,581		1,581	1,420		1,420
Human resources	1,177		1,177	1,232		1,232
Provision for losses and benefits:
Charge card	290		290	240		240
Cardmember lending	415		415	296		296
Investment certificates and other	108		108	71		71
Total	813		813	607		607
Professional services	714		714	647		647
Occupancy and equipment	390		390	379		379
Interest	249		249	222		222
Communications	115		115	120		120
Other	439	(57)	382	356	(16)	340
Total	5,478	$(57)	5,421	4,983	$(16)	4,967
Pretax income from continuing operations	959		959	920		920
Income tax provision	208		208	251		251
Income from continuing operations	751		751	669		669
Income/(Loss) from discontinued operations, net of tax	(6)		(6)	227		227
Net income	$745		$745	$896		$896

American Express Company

Financial Summary

(unaudited)

(Millions)

	Year Ended December 31, 2005			Year Ended December 31, 2004
	Historical,			Historical,
	as reported	Reclassifications	Revised	as reported		Reclassifications	Revised
Revenues
U.S. Card Services	$11,949	$29	$11,978	$10,395		$47	$10,442
International Card & Global Commercial Services	9,038	(133)	8,905	8,429		(6)	8,423
Global Network & Merchant Services	2,842	(95)	2,747	2,639		(108)	2,531
	23,829	(199)	23,630	21,463		(67)	21,396
Corporate & Other, including adjustments and eliminations	438		438	501			501

CONSOLIDATED REVENUES	$24,267	$(199)	$24,068	$21,964		$(67)	$21,897

Pretax Income (Loss) From Continuing Operations
U.S. Card Services	$2,599	$(28)	$2,571	$2,140		$20	$2,160
International Card & Global Commercial Services	1,149	(56)	1,093	1,116		(43)	1,073
Global Network & Merchant Services	870	12	882	904		7	911
	4,618	(72)	4,546	4,160		(16)	4,144
Corporate & Other	(370)	$72	(298)	(329)		$16	(313)

PRETAX INCOME FROM CONTINUING OPERATIONS	$4,248		$4,248	$3,831			$3,831

Net Income (Loss)
U.S. Card Services	$1,834	$(18)	$1,816	$1,518		$13	$1,531
International Card & Global Commercial Services	934	(35)	899	781		(27)	754
Global Network & Merchant Services	564	9	573	574		5	579
	3,332	(44)	3,288	2,873		(9)	2,864
Corporate & Other	(111)	$44	(67)	(187)		$9	(178)
Income from continuing operations	3,221		3,221	2,686			2,686
Income from discontinued operations, net of tax	513		513	830			830
Cumulative effect of accounting change				(71	)(A)		(71)

NET INCOME	$3,734		$3,734	$3,445			$3,445

(A) Reflects a $109 million non-cash pretax charge ($71 million after-tax) associated with discontinued operations related to the January 1, 2004 adoption of SOP 03-1.

American Express Company

Financial Summary

(unaudited)

(Millions)

	Quarter Ended March 31, 2005			Quarter Ended March 31, 2004
	Historical,			Historical,
	as reported	Reclassifications	Revised	as reported		Reclassifications	Revised
Revenues
U.S. Card Services	$2,769	$8	$2,777	$2,356		$—	$2,356
International Card & Global Commercial Services	2,161	(15)	2,146	2,008		(11)	1,997
Global Network & Merchant Services	663	(25)	638	628		(25)	603
	5,593	(32)	5,561	4,992		(36)	4,956
Corporate & Other, including adjustments and eliminations	79		79	126			126

CONSOLIDATED REVENUES	$5,672	$(32)	$5,640	$5,118		$(36)	$5,082

Pretax Income (Loss) From Continuing Operations
U.S. Card Services	$718	$(15)	$703	$533		$11	$544
International Card & Global Commercial Services	258	(16)	242	265		(2)	263
Global Network & Merchant Services	170	1	171	200		3	203
	1,146	(30)	1,116	998		12	1,010

Corporate & Other	(58)	$30	(28)	(109)		$(12)	(121)

PRETAX INCOME FROM CONTINUING OPERATIONS	$1,088		$1,088	$889			$889

Net Income (Loss)
U.S. Card Services	$492	$(10)	$482	$378		$7	$385
International Card & Global Commercial Services	202	(10)	192	175		(1)	174
Global Network & Merchant Services	110	1	111	127		2	129
	804	(19)	785	680		8	688

Corporate & Other	(59)	$19	(40)	(71)		$(8)	(79)
Income from continuing operations	745		745	609			609
Income from discontinued operations, net of tax	201		201	256			256
Cumulative effect of accounting change				(71	)(A)		(71)

NET INCOME	$946		$946	$794			$794

(A) Reflects a $109 million non-cash pretax charge ($71 million after-tax) associated with discontinued operations related to the January 1, 2004 adoption of SOP 03-1.

American Express Company

Financial Summary

(unaudited)

(Millions)

	Quarter Ended June 30, 2005			Quarter Ended June 30, 2004
	Historical,			Historical,
	as reported	Reclassifications	Revised	as reported	Reclassifications	Revised
Revenues
U.S. Card Services	$2,968	$8	$2,976	$2,610	$15	$2,625
International Card & Global Commercial Services	2,299	(51)	2,248	2,097	5	2,102
Global Network & Merchant Services	718	(27)	691	649	(27)	622
	5,985	(70)	5,915	5,356	(7)	5,349
Corporate & Other, including adjustments and eliminations	105		105	111		111

CONSOLIDATED REVENUES	$6,090	$(70)	$6,020	$5,467	$(7)	$5,460

Pretax Income (Loss) From Continuing Operations
U.S. Card Services	$710	$(13)	$697	$606	$(6)	$600
International Card & Global Commercial Services	263	(19)	244	301	(13)	288
Global Network & Merchant Services	244	1	245	221	(2)	219
	1,217	(31)	1,186	1,128	(21)	1,107

Corporate & Other	(96)	$31	(65)	(120)	$21	(99)

PRETAX INCOME FROM CONTINUING OPERATIONS	$1,121		$1,121	$1,008		$1,008

Net Income (Loss)
U.S. Card Services	$485	$(8)	$477	$421	$(4)	$417
International Card & Global Commercial Services	237	(12)	225	198	(8)	190
Global Network & Merchant Services	154	1	155	140	(1)	139
	876	(19)	857	759	(13)	746

Corporate & Other	(16)	$19	3	(53)	$13	(40)
Income from continuing operations	860		860	706		706
Income from discontinued operations, net of tax	153		153	170		170

NET INCOME	$1,013		$1,013	$876		$876

American Express Company

Financial Summary

(unaudited)

(Millions)

	Quarter Ended September 30, 2005			Quarter Ended September 30, 2004
	Historical,			Historical,
	as reported	Reclassifications	Revised	as reported	Reclassifications	Revised
Revenues
U.S. Card Services	$3,035	$9	$3,044	$2,618	$16	$2,634
International Card & Global Commercial Services	2,238	(26)	2,212	2,059	3	2,062
Global Network & Merchant Services	716	(23)	693	659	(27)	632
	5,989	(40)	5,949	5,336	(8)	5,328
Corporate & Other, including adjustments and eliminations	79		79	140		140

CONSOLIDATED REVENUES	$6,068	$(40)	$6,028	$5,476	$(8)	$5,468

Pretax Income (Loss) From Continuing Operations
U.S. Card Services	$638	$(5)	$633	$502	$1	$503
International Card & Global Commercial Services	325	(8)	317	314	(14)	300
Global Network & Merchant Services	214		214	272	(1)	271
	1,177	(13)	1,164	1,088	(14)	1,074

Corporate & Other	(97)	$13	(84)	(74)	$14	(60)

PRETAX INCOME FROM CONTINUING OPERATIONS	$1,080		$1,080	$1,014		$1,014

Net Income (Loss)
U.S. Card Services	$446	$(3)	$443	$356	$1	$357
International Card & Global Commercial Services	254	(5)	249	224	(9)	215
Global Network & Merchant Services	141		141	173	(1)	172
	841	(8)	833	753	(9)	744

Corporate & Other	24	$8	32	(51)	$9	(42)
Income from continuing operations	865		865	702		702
Income from discontinued operations, net of tax	165		165	177		177

NET INCOME	$1,030		$1,030	$879		$879

American Express Company

Financial Summary

(unaudited)

(Millions)

	Quarter Ended December 31, 2005			Quarter Ended December 31, 2004
	Historical,			Historical,
	as reported	Reclassifications	Revised	as reported	Reclassifications	Revised
Revenues
U.S. Card Services	$3,177	$4	$3,181	$2,811	$16	$2,827
International Card & Global Commercial Services	2,340	(41)	2,299	2,265	(3)	2,262
Global Network & Merchant Services	745	(20)	725	703	(29)	674
	6,262	(57)	6,205	5,779	(16)	5,763
Corporate & Other, including adjustments and eliminations	175		175	124		124

CONSOLIDATED REVENUES	$6,437	$(57)	$6,380	$5,903	$(16)	$5,887

Pretax Income (Loss) From Continuing Operations
U.S. Card Services	$533	$5	$538	$499	$14	$513
International Card & Global Commercial Services	303	(13)	290	236	(14)	222
Global Network & Merchant Services	242	10	252	211	7	218
	1,078	2	1,080	946	7	953

Corporate & Other	(119)	$(2)	(121)	(26)	$(7)	(33)

PRETAX INCOME FROM CONTINUING OPERATIONS	$959		$959	$920		$920

Net Income (Loss)
U.S. Card Services	$411	$3	$414	$363	$9	$372
International Card & Global Commercial Services	241	(8)	233	184	(9)	175
Global Network & Merchant Services	159	7	166	134	5	139
	811	2	813	681	5	686

Corporate & Other	(60)	$(2)	(62)	(12)	$(5)	(17)
Income from continuing operations	751		751	669		669
Income/(Loss) from discontinued operations, net of tax	(6)		(6)	227		227

NET INCOME	$745		$745	$896		$896

American Express Company
Selected Statistical Information
(unaudited)

	Quarters Ended
	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004
Historical, as reported:
Average discount rate (A)	2.54%	2.57%	2.58%	2.60%	2.58%

	Quarters Ended
	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004
Revised:
Average discount rate (A)	2.55%	2.58%	2.59%	2.61%	2.59%

	Quarters Ended			Years Ended
	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2005	December 31, 2004
Historical, as reported:
Average discount rate (A)	2.60%	2.60%	2.62%	2.57%	2.60%

	Quarters Ended			Years Ended
	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2005	December 31, 2004
Revised:
Average discount rate (A)	2.62%	2.62%	2.62%	2.58%	2.61%

(A) Computed as follows: Discount Revenue from all card spending (proprietary and Global Network Services) at merchants divided by all billed business (proprietary and Global Network Services) generating discount revenue at such merchants. Only merchants acquired by the Company are included in the computation.

U.S. Card Services

Selected Financial Information

(unaudited)

Years Ended December 31

(Millions)

	GAAP Basis		Managed Basis
	2005	2004	2005	2004
Historical, as reported:
Revenues:
Discount revenue, net card fees and other	$8,897	$7,893	$9,333	$8,331
Cardmember lending:
Finance charge revenue	2,408	1,776	5,100	3,998
Interest expense	616	406	1,355	790
Net finance charge revenue	1,792	1,370	3,745	3,208
Securitization income, net	1,260	1,132
Total revenues	11,949	10,395	13,078	11,539
Expenses:
Marketing, promotion, rewards and cardmember services	3,911	3,325	3,898	3,309
Provision for losses	1,676	1,508	2,600	2,450
Human resources and other operating expenses	3,763	3,422	3,755	3,412
Total expenses	9,350	8,255	10,253	9,171
Pretax segment income	2,599	2,140	2,825	2,368
Income tax provision	765	622	$991	$850
Segment income	$1,834	$1,518

	GAAP Basis		Managed Basis
	2005	2004	2005	2004
Reclassifications:
Revenues:
Discount revenue, net card fees and other	$29	$47	$29	$47
Cardmember lending:
Finance charge revenue
Interest expense
Net finance charge revenue
Securitization income, net
Total revenues	29	47	29	47
Expenses:
Marketing, promotion, rewards and cardmember services
Provision for losses
Human resources and other operating expenses	57	27	57	27
Total expenses	57	27	57	27
Pretax segment income	(28)	20	(28)	20
Income tax provision	(10)	7	(10)	7
Segment income	$(18)	$13

	GAAP Basis		Managed Basis
	2005	2004	2005	2004
Revised:
Revenues:
Discount revenue, net card fees and other	$8,926	$7,940	$9,362	$8,378
Cardmember lending:
Finance charge revenue	2,408	1,776	5,100	3,998
Interest expense	616	406	1,355	790
Net finance charge revenue	1,792	1,370	3,745	3,208
Securitization income, net	1,260	1,132
Total revenues	11,978	10,442	13,107	11,586
Expenses:
Marketing, promotion, rewards and cardmember services	3,911	3,325	3,898	3,309
Provision for losses	1,676	1,508	2,600	2,450
Human resources and other operating expenses	3,820	3,449	3,812	3,439
Total expenses	9,407	8,282	10,310	9,198
Pretax segment income	2,571	2,160	2,797	2,388
Income tax provision	755	629	$981	$857
Segment income	$1,816	$1,531

U.S. Card Services

Selected Financial Information

(unaudited)

Quarters Ended March 31

(Millions)

	GAAP Basis		Managed Basis
	2005	2004	2005	2004
Historical, as reported:
Revenues:
Discount revenue, net card fees and other	$2,051	$1,824	$2,161	$1,934
Cardmember lending:
Finance charge revenue	522	412	1,131	951
Interest expense	120	110	260	193
Net finance charge revenue	402	302	871	758
Securitization income, net	316	230
Total revenues	2,769	2,356	3,032	2,692
Expenses:
Marketing, promotion, rewards and cardmember services	837	666	833	662
Provision for losses	342	332	554	619
Human resources and other operating expenses	872	825	870	821
Total expenses	2,051	1,823	2,257	2,102
Pretax segment income	718	533	775	590
Income tax provision	226	155	$283	$212
Segment income	$492	$378

	GAAP Basis		Managed Basis
	2005	2004	2005	2004
Reclassifications:
Revenues:
Discount revenue, net card fees and other	$8		$8
Cardmember lending:
Finance charge revenue
Interest expense
Net finance charge revenue
Securitization income, net
Total revenues	8		8
Expenses:
Marketing, promotion, rewards and cardmember services
Provision for losses
Human resources and other operating expenses	23	$(11)	23	$(11)
Total expenses	23	(11)	23	(11)
Pretax segment income	(15)	11	(15)	11
Income tax provision	(5)	4	$(5)	$4
Segment income	$(10)	$7

	GAAP Basis		Managed Basis
	2005	2004	2005	2004
Revised:
Revenues:
Discount revenue, net card fees and other	$2,059	$1,824	$2,169	$1,934
Cardmember lending:
Finance charge revenue	522	412	1,131	951
Interest expense	120	110	260	193
Net finance charge revenue	402	302	871	758
Securitization income, net	316	230
Total revenues	2,777	2,356	3,040	2,692
Expenses:
Marketing, promotion, rewards and cardmember services	837	666	833	662
Provision for losses	342	332	554	619
Human resources and other operating expenses	895	814	893	810
Total expenses	2,074	1,812	2,280	2,091
Pretax segment income	703	544	760	601
Income tax provision	221	159	$278	$216
Segment income	$482	$385

U.S. Card Services

Selected Financial Information

(unaudited)

Quarters Ended June 30

(Millions)

	GAAP Basis		Managed Basis
	2005	2004	2005	2004
Historical, as reported:
Revenues:
Discount revenue, net card fees and other	$2,225	$1,960	$2,333	$2,067
Cardmember lending:
Finance charge revenue	587	464	1,205	953
Interest expense	140	96	304	157
Net finance charge revenue	447	368	901	796
Securitization income, net	296	282
Total revenues	2,968	2,610	3,234	2,863
Expenses:
Marketing, promotion, rewards and cardmember services	974	829	973	823
Provision for losses	367	352	577	557
Human resources and other operating expenses	917	823	917	820
Total expenses	2,258	2,004	2,467	2,200
Pretax segment income	710	606	767	663
Income tax provision	225	185	$282	$242
Segment income	$485	$421

	GAAP Basis		Managed Basis
	2005	2004	2005	2004
Reclassifications:
Revenues:
Discount revenue, net card fees and other	$8	$15	$8	$15
Cardmember lending:
Finance charge revenue
Interest expense
Net finance charge revenue
Securitization income, net
Total revenues	8	15	8	15
Expenses:
Marketing, promotion, rewards and cardmember services
Provision for losses
Human resources and other operating expenses	21	21	21	21
Total expenses	21	21	21	21
Pretax segment income	(13)	(6)	(13)	(6)
Income tax provision	(5)	(2)	$(5)	$(2)
Segment income	$(8)	$(4)

	GAAP Basis		Managed Basis
	2005	2004	2005	2004
Revised:
Revenues:
Discount revenue, net card fees and other	$2,233	$1,975	$2,341	$2,082
Cardmember lending:
Finance charge revenue	587	464	1,205	953
Interest expense	140	96	304	157
Net finance charge revenue	447	368	901	796
Securitization income, net	296	282
Total revenues	2,976	2,625	3,242	2,878
Expenses:
Marketing, promotion, rewards and cardmember services	974	829	973	823
Provision for losses	367	352	577	557
Human resources and other operating expenses	938	844	938	841
Total expenses	2,279	2,025	2,488	2,221
Pretax segment income	697	600	754	657
Income tax provision	220	183	$277	$240
Segment income	$477	$417

U.S. Card Services

Selected Financial Information

(unaudited)

Quarters Ended September 30

(Millions)

	GAAP Basis		Managed Basis
	2005	2004	2005	2004
Historical, as reported:
Revenues:
Discount revenue, net card fees and other	$2,224	$1,982	$2,333	$2,092
Cardmember lending:
Finance charge revenue	614	445	1,335	1,018
Interest expense	156	104	365	212
Net finance charge revenue	458	341	970	806
Securitization income, net	353	295
Total revenues	3,035	2,618	3,303	2,898
Expenses:
Marketing, promotion, rewards and cardmember services	1,003	854	1,001	848
Provision for losses	458	438	673	670
Human resources and other operating expenses	936	824	935	821
Total expenses	2,397	2,116	2,609	2,339
Pretax segment income	638	502	694	559
Income tax provision	192	146	$248	$203
Segment income	$446	$356

	GAAP Basis		Managed Basis
	2005	2004	2005	2004
Reclassifications:
Revenues:
Discount revenue, net card fees and other	$9	$16	$9	$16
Cardmember lending:
Finance charge revenue
Interest expense
Net finance charge revenue
Securitization income, net
Total revenues	9	16	9	16
Expenses:
Marketing, promotion, rewards and cardmember services
Provision for losses
Human resources and other operating expenses	14	15	14	15
Total expenses	14	15	14	15
Pretax segment income	(5)	1	(5)	1
Income tax provision	(2)		$(2)
Segment income	$(3)	$1

	GAAP Basis		Managed Basis
	2005	2004	2005	2004
Revised:
Revenues:
Discount revenue, net card fees and other	$2,233	$1,998	$2,342	$2,108
Cardmember lending:
Finance charge revenue	614	445	1,335	1,018
Interest expense	156	104	365	212
Net finance charge revenue	458	341	970	806
Securitization income, net	353	295
Total revenues	3,044	2,634	3,312	2,914
Expenses:
Marketing, promotion, rewards and cardmember services	1,003	854	1,001	848
Provision for losses	458	438	673	670
Human resources and other operating expenses	950	839	949	836
Total expenses	2,411	2,131	2,623	2,354
Pretax segment income	633	503	689	560
Income tax provision	190	146	$246	$203
Segment income	$443	$357

U.S. Card Services

Selected Financial Information

(unaudited)

Quarters Ended December 31

(Millions)

	GAAP Basis		Managed Basis
	2005	2004	2005	2004
Historical, as reported:
Revenues:
Discount revenue, net card fees and other	$2,397	$2,127	$2,506	$2,238
Cardmember lending:
Finance charge revenue	685	455	1,429	1,076
Interest expense	200	96	426	228
Net finance charge revenue	485	359	1,003	848
Securitization income, net	295	325
Total revenues	3,177	2,811	3,509	3,086
Expenses:
Marketing, promotion, rewards and cardmember services	1,097	976	1,091	976
Provision for losses	509	386	796	604
Human resources and other operating expenses	1,038	950	1,033	950
Total expenses	2,644	2,312	2,920	2,530
Pretax segment income	533	499	589	556
Income tax provision	122	136	$178	$193
Segment income	$411	$363

	GAAP Basis		Managed Basis
	2005	2004	2005	2004
Reclassifications:
Revenues:
Discount revenue, net card fees and other	$4	$16	$4	$16
Cardmember lending:
Finance charge revenue
Interest expense
Net finance charge revenue
Securitization income, net
Total revenues	4	16	4	16
Expenses:
Marketing, promotion, rewards and cardmember services
Provision for losses
Human resources and other operating expenses	(1)	2	(1)	2
Total expenses	(1)	2	(1)	2
Pretax segment income	5	14	5	14
Income tax provision	2	5	$2	$5
Segment income	$3	$9

	GAAP Basis		Managed Basis
	2005	2004	2005	2004
Revised:
Revenues:
Discount revenue, net card fees and other	$2,401	$2,143	$2,510	$2,254
Cardmember lending:
Finance charge revenue	685	455	1,429	1,076
Interest expense	200	96	426	228
Net finance charge revenue	485	359	1,003	848
Securitization income, net	295	325
Total revenues	3,181	2,827	3,513	3,102
Expenses:
Marketing, promotion, rewards and cardmember services	1,097	976	1,091	976
Provision for losses	509	386	796	604
Human resources and other operating expenses	1,037	952	1,032	952
Total expenses	2,643	2,314	2,919	2,532
Pretax segment income	538	513	594	570
Income tax provision	124	141	$180	$198
Segment income	$414	$372

U.S. Card Services

Selected Statistical Information

(unaudited)

	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2005	2005	2005	2005	2004
Historical, as reported:
Return on segment capital (A)	39.3%	40.0%	39.4%	39.5%	38.2%

	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2005	2005	2005	2005	2004
Revised:
Return on segment capital (A)	38.9%	39.7%	39.2%	39.4%	38.5%

	Quarters Ended			Years Ended
	September 30,	June 30,	March 31,	December 31,	December 31,
	2004	2004	2004	2005	2004
Historical, as reported:
Return on segment capital (A)	39.3%	40.0%	40.1%	39.3%	38.2%

	Quarters Ended			Years Ended
	September 30,	June 30,	March 31,	December 31,	December 31,
	2004	2004	2004	2005	2004
Revised:
Return on segment capital (A)	39.3%	40.1%	40.2%	38.9%	38.5%

(A) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures and regulatory capital requirements.

International Card & Global Commerical Services

Statements of Income

(unaudited)

(Millions)

	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2005	2005	2005	2005	2004
Historical, as reported:
Revenues:
Discount revenue, net card fees and other	$2,156	$2,067	$2,134	$1,997	$2,103
Cardmember lending:
Finance charge revenue	278	259	251	247	240
Interest expense	94	88	86	83	78
Net finance charge revenue	184	171	165	164	162
Total revenues	2,340	2,238	2,299	2,161	2,265
Expenses:
Marketing, promotion, rewards and cardmember services	321	310	328	310	312
Provision for losses and benefits	286	270	239	228	199
Human resources and other operating expenses	1,430	1,333	1,469	1,365	1,518
Total expenses	2,037	1,913	2,036	1,903	2,029
Pretax segment income	303	325	263	258	236
Income tax provision	62	71	26	56	52
Segment income	$241	$254	$237	$202	$184

	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2005	2005	2005	2005	2004
Reclassifications:
Revenues:
Discount revenue, net card fees and other	$(41)	$(26)	$(51)	$(15)	$(3)
Cardmember lending:
Finance charge revenue
Interest expense
Net finance charge revenue
Total revenues	(41)	(26)	(51)	(15)	(3)
Expenses:
Marketing, promotion, rewards and cardmember services
Provision for losses and benefits
Human resources and other operating expenses	(28)	(18)	(32)	1	11
Total expenses	(28)	(18)	(32)	1	11
Pretax segment income	(13)	(8)	(19)	(16)	(14)
Income tax provision	(5)	(3)	(7)	(6)	(5)
Segment income	$(8)	$(5)	$(12)	$(10)	$(9)

	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2005	2005	2005	2005	2004
Revised:
Revenues:
Discount revenue, net card fees and other	$2,115	$2,041	$2,083	$1,982	$2,100
Cardmember lending:
Finance charge revenue	278	259	251	247	240
Interest expense	94	88	86	83	78
Net finance charge revenue	184	171	165	164	162
Total revenues	2,299	2,212	2,248	2,146	2,262
Expenses:
Marketing, promotion, rewards and cardmember services	321	310	328	310	312
Provision for losses and benefits	286	270	239	228	199
Human resources and other operating expenses	1,402	1,315	1,437	1,366	1,529
Total expenses	2,009	1,895	2,004	1,904	2,040
Pretax segment income	290	317	244	242	222
Income tax provision	57	68	19	50	47
Segment income	$233	$249	$225	$192	$175

International Card & Global Commerical Services

Statements of Income

(unaudited)

(Millions)

	Quarters Ended			Years Ended
	September 30,	June 30,	March 31,	December 31,	December 31,
	2004	2004	2004	2005	2004
Historical, as reported:
Revenues:
Discount revenue, net card fees and other	$1,902	$1,941	$1,843	$8,354	$7,789
Cardmember lending:
Finance charge revenue	222	218	227	1,035	907
Interest expense	65	62	62	351	267
Net finance charge revenue	157	156	165	684	640
Total revenues	2,059	2,097	2,008	9,038	8,429
Expenses:
Marketing, promotion, rewards and cardmember services	285	286	247	1,269	1,130
Provision for losses and benefits	174	187	180	1,023	740
Human resources and other operating expenses	1,286	1,323	1,316	5,597	5,443
Total expenses	1,745	1,796	1,743	7,889	7,313
Pretax segment income	314	301	265	1,149	1,116
Income tax provision	90	103	90	215	335
Segment income	$224	$198	$175	$934	$781

	Quarters Ended			Years Ended
	September 30,	June 30,	March 31,	December 31,	December 31,
	2004	2004	2004	2005	2004
Reclassifications:
Revenues:
Discount revenue, net card fees and other	$3	$5	$(11)	$(133)	$(6)
Cardmember lending:
Finance charge revenue
Interest expense
Net finance charge revenue
Total revenues	3	5	(11)	(133)	(6)
Expenses:
Marketing, promotion, rewards and cardmember services
Provision for losses and benefits
Human resources and other operating expenses	17	18	(9)	(77)	37
Total expenses	17	18	(9)	(77)	37
Pretax segment income	(14)	(13)	(2)	(56)	(43)
Income tax provision	(5)	(5)	(1)	(21)	(16)
Segment income	$(9)	$(8)	$(1)	$(35)	$(27)

	Quarters Ended			Years Ended
	September 30,	June 30,	March 31,	December 31,	December 31,
	2004	2004	2004	2005	2004
Revised:
Revenues:
Discount revenue, net card fees and other	$1,905	$1,946	$1,832	$8,221	$7,783
Cardmember lending:
Finance charge revenue	222	218	227	1,035	907
Interest expense	65	62	62	351	267
Net finance charge revenue	157	156	165	684	640
Total revenues	2,062	2,102	1,997	8,905	8,423
Expenses:
Marketing, promotion, rewards and cardmember services	285	286	247	1,269	1,130
Provision for losses and benefits	174	187	180	1,023	740
Human resources and other operating expenses	1,303	1,341	1,307	5,520	5,480
Total expenses	1,762	1,814	1,734	7,812	7,350
Pretax segment income	300	288	263	1,093	1,073
Income tax provision	85	98	89	194	319
Segment income	$215	$190	$174	$899	$754

International Card & Global Commercial Services

Selected Statistical Information

(unaudited)

	Quarters Ended
	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004
Historical, as reported:
Return on segment capital (A)	24.1%	23.3%	22.9%	22.3%	22.0%

	Quarters Ended
	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004
Revised:
Return on segment capital (A)	23.2%	22.3%	21.8%	21.3%	21.2%

	Quarters Ended			Years Ended
	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2005	December 31, 2004
Historical, as reported:
Return on segment capital (A)	23.1%	22.7%	22.3%	24.1%	22.0%

	Quarters Ended			Years Ended
	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2005	December 31, 2004
Revised:
Return on segment capital (A)	22.6%	22.4%	22.2%	23.2%	21.2%

(A) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures and regulatory capital requirements.

Global Network & Merchant Services

Statements of Income

(unaudited)

(Millions)

	Quarters Ended
	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004
Historical, as reported:
Revenues:
Discount revenue, fees and other	$745	$716	$718	$663	$703
Expenses:
Marketing and promotion	141	167	131	165	105
Provision for losses	13	19	17	17	14
Human resources and other operating expenses	349	316	326	311	373
Total expenses	503	502	474	493	492
Pretax segment income	242	214	244	170	211
Income tax provision	83	73	90	60	77
Segment income	$159	$141	$154	$110	$134

	Quarters Ended
	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004
Reclassifications:
Revenues:
Discount revenue, fees and other	$(20)	$(23)	$(27)	$(25)	$(29)
Expenses:
Marketing and promotion
Provision for losses
Human resources and other operating expenses	(30)	(23)	(28)	(26)	(36)
Total expenses	(30)	$(23)	(28)	(26)	(36)
Pretax segment income	10		1	1	7
Income tax provision	3				2
Segment income	$7		$1	$1	$5

	Quarters Ended
	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004
Revised:
Revenues:
Discount revenue, fees and other	$725	$693	$691	$638	$674
Expenses:
Marketing and promotion	141	167	131	165	105
Provision for losses	13	19	17	17	14
Human resources and other operating expenses	319	293	298	285	337
Total expenses	473	479	446	467	456
Pretax segment income	252	214	245	171	218
Income tax provision	86	73	90	60	79
Segment income	$166	$141	$155	$111	$139

Global Network & Merchant Services

Statements of Income

(unaudited)

(Millions)

	Quarters Ended			Years Ended
	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2005	December 31, 2004
Historical, as reported:
Revenues:
Discount revenue, fees and other	$659	$649	$628	$2,842	$2,639
Expenses:
Marketing and promotion	108	91	85	604	389
(Benefit)/provision for losses	(43)	13	14	66	(2)
Human resources and other operating expenses	322	324	329	1,302	1,348
Total expenses	387	428	428	1,972	1,735
Pretax segment income	272	221	200	870	904
Income tax provision	99	81	73	306	330
Segment income	$173	$140	$127	$564	$574

	Quarters Ended			Years Ended
	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2005	December 31, 2004
Reclassifications:
Revenues:
Discount revenue, fees and other	$(27)	$(27)	$(25)	$(95)	$(108)
Expenses:
Marketing and promotion
(Benefit)/provision for losses
Human resources and other operating expenses	(26)	(25)	(28)	(107)	(115)
Total expenses	(26)	(25)	(28)	(107)	(115)
Pretax segment income	(1)	(2)	3	12	7
Income tax provision		(1)	1	3	2
Segment income	$(1)	$(1)	$2	$9	$5

	Quarters Ended			Years Ended
	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2005	December 31, 2004
Revised:
Revenues:
Discount revenue, fees and other	$632	$622	$603	$2,747	$2,531
Expenses:
Marketing and promotion	108	91	85	604	389
(Benefit)/provision for losses	(43)	13	14	66	(2)
Human resources and other operating expenses	296	299	301	1,195	1,233
Total expenses	361	403	400	1,865	1,620
Pretax segment income	271	219	203	882	911
Income tax provision	99	80	74	309	332
Segment income	$172	$139	$129	$573	$579

Global Network & Merchant Services

Selected Statistical Information

(unaudited)

	Quarters Ended
	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004
Historical, as reported:
Return on segment capital (A)	48.4%	48.7%	53.5%	53.2%	55.8%

	Quarters Ended
	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004
Revised:
Return on segment capital (A)	49.2%	49.4%	54.0%	53.6%	56.2%

	Quarters Ended			Years Ended
	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2005	December 31, 2004
Historical, as reported:
Return on segment capital (A)	56.4%	52.6%	51.8%	48.4%	55.8%

	Quarters Ended			Years Ended
	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2005	December 31, 2004
Revised:
Return on segment capital (A)	56.3%	52.6%	51.9%	49.2%	56.2%

(A) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures and regulatory capital requirements.